urban-gro Signs Approximately $12 Million in New Cannabis Sector Contracts in the Third Quarter
LAFAYETTE, Colo. October 3, 2024 — urban-gro, Inc. (Nasdaq: UGRO) (“urban-gro” or the “Company”), an integrated professional services and Design-Build firm offering solutions to the Controlled Environment Agriculture (“CEA”) and commercial sectors, today announced that the Company has signed multiple new contracts with more than fifteen clients in the cannabis sector, with aggregate expected contract revenue of approximately $12 million. The contracted scopes of work include equipment procurement as well as engineering, architecture, and design services for cultivation, extraction, and retail dispensary projects across the U.S. The Company expects the majority of revenue from these projects to be recognized by the end of the first quarter of 2025.

"Fueled by the anticipation of positive results in November on Florida's Amendment 3 ballot initiative as well as the release of licenses in other new markets, we're excited to see our momentum in the cannabis sector continue to accelerate," said Bradley Nattrass, Chairman and CEO. "Despite the downturn over the past couple of years, we've remained confident in the sector's long-term growth potential. Our decision to retain the entire cannabis business unit team through this period has strategically positioned us to quickly capitalize on emerging opportunities with new and existing clients. As it relates to the Florida ballot initiative, we remain unwavering in our support for the Smart and Safe Florida campaign, and I strongly encourage all of our Floridian friends to vote Yes on 3 this November 5th."

About urban-gro, Inc.
urban-gro, Inc.® (Nasdaq: UGRO) is an integrated professional services and Design-Build firm. We offer value-added architectural, engineering, and construction management solutions to the Controlled Environment Agriculture ("CEA"), industrial, healthcare, and other commercial sectors. Innovation, collaboration, and creativity drive our team to provide exceptional customer experiences. With offices across North America and in Europe, we deliver Your Vision - Built. Learn more by visiting www.urban-gro.com.
Safe Harbor Statement
This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release, terms such as “believes,” “will,” “expects,” “anticipates,” “may,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The forward-looking statements in this press release include, without limitation, the expected amount and timing of revenue receipts from the projects described herein and the prospectus of success for the approval of adult use cannabis in Florida . These and other forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including, among others, our ability to deliver services in a timely fashion, our ability to accurately forecast revenues and costs, our ability to predict and respond to new laws and governmental regulatory actions, including delays granting licenses to clients or potential clients and delays in passage of legislation expected to benefit our clients or potential clients, risks related to adverse weather conditions, supply chain issues, rising interest rates, economic downturn or other factors that could cause delays or the cancellation of projects in our backlog or our ability to secure future projects, and our ability to attract and retain key personnel . A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law..

Investor Contacts:
Dan Droller - urban-gro, Inc.
-or-
Jeff Sonnek - ICR, Inc.
(720) 730-8160
investors@urban-gro.com

Media Contact:
Barbara Graham – urban-gro, Inc.
(720) 903-1139
media@urban-gro.com

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